UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 23, 2008

GEORGIA-CAROLINA BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-22891	58-2326075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 Wheeler Road, Augusta, Georgia	30909
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 731-6600

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On May 23, 2008, Georgia-Carolina Bancshares, Inc. (the “Company”) issued a press release announcing the election of Remer Y. Brinson III as the Company’s new president and chief executive officer at the Company’s board meeting held on May 19, 2008. The Company previously announced Mr. Brinson’s pending election in a current report on 8-K filed with the Securities Exchange Commission on April 8, 2008.
     A copy of the related press release announcing the events described above is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information in this Item 8.01 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     99.1    Press Release, dated May 23, 2008, issued by Georgia-Carolina Bancshares, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.
By:	/s/ Remer Y. Brinson III
Remer Y. Brinson III
President and Chief Executive Officer

Dated: May 27, 2008